                            SECTION 906 CERTIFICATION

     Pursuant to 18 U.S.C.  ss.1350,  the undersigned officer of DGHM Investment
Trust (the "Trust"),  hereby certifies,  to the best of his knowledge,  that the
Trust's Report on Form N-CSR for the period ended August 31, 2011 (the "Report")
fully complies with the  requirements  of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents,in all material respects,  the financial condition and results of operations of the Trust.

Dated:          November _____, 2011

Name:           /s/ Jeffrey C. Baker

                Jeffrey C. Baker
Title:          President and Principal Executive Officer

     A signed  original of this  written  statement  required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that  appears  in typed  form  within the  electronic  version  of this  written statement  required by Section 906,  has been  provided to the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.

     This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not  being  filed as a part of the Form N-CSR filed with the Securities and Exchange Commission.

                            SECTION 906 CERTIFICATION

     Pursuant to 18 U.S.C.  ss.1350,  the undersigned officer of DGHM Investment
Trust (the "Trust"),  hereby certifies,  to the best of his knowledge,  that the
Trust's Report on Form N-CSR for the period ended August 31, 2011 (the "Report")
fully complies with the  requirements  of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents,in all material respects,  the financial condition and results of operations of the Trust.

Dated:          November _____, 2011

Name:          /s/ Thomas F. Gibson

                Thomas F. Gibson
Title:          Treasurer and Principal Financial Officer

     A signed  original of this  written  statement  required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that  appears  in typed  form  within the  electronic  version  of this  written statement  required by Section 906,  has been  provided to the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.

     This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not  being  filed as a part of the Form N-CSR filed with the Securities and Exchange Commission.